SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2007


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                   001-14217                  88-0322261
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas       77060-5914
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 281-878-1000


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition

On May 8, 2007, the Company issued a press release with respect to the Company's performance during the quarter ended March 31, 2007. The original press release contained typographical errors in the first table, in the section labeled "Three Months Ended March 31, 2006." The following numbers were changed:

               In the Revenue column:    In the % of Total Revenue column:
               ----------------------    ---------------------------------
          1.   27.6 (instead of 34.3)          42% (instead of 51%)
          2.   19.6 (instead of 5.2)           29% (instead of 8%)
          3.   10.7 (instead of 6.6)           16% (instead of 10%)
          4.    4.7 (instead of 16.5)           7% (instead of 25%)

The amounts have been corrected in Exhibit 99.1 below. The error was a clerical oversight by the Company and does not materially affects its results of operations and financial condition for the quarter ended March 31, 2007, as reported in the Company's press release issued on May 8, 2007 and included in this current report on Form 8-K.

A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number            Exhibit
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99.1              Press Release, dated May 8, 2007, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGlobal Corporation


Date: May 9, 2007                       /s/ Natalie S. Hairston
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                                        Natalie S. Hairston, Investor Relations
                                        Officer, Chief Governance Officer and
                                        Corporate Secretary